THE LAZARD FUNDS, INC.

Supplement to Current Statement of Additional Information

The following information supplements the information under "Management—Portfolio Managers—Accounts Managed by the Portfolio Managers":

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)
Jeffrey Clarke**	1 (329.0 million)	1 (23.7 million)	1 (123.5 million)

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*	As of December 31, 2016 unless otherwise noted.
**	As of June 30, 2017.

The following information supplements the information under the second table of "Management—Portfolio Managers—Ownership of Securities":

As of March 31, 2017, the portfolio managers owned the following shares of the Portfolios:

Portfolio/Portfolio Manager	Market Value of Shares*

Corporate Income Portfolio
Jeffrey Clarke**	$1 - $10,000

*	A portion of Portfolio shares shown as owned by a portfolio manager may consist of shares allocated to the Portfolio under deferred compensations arrangement described above.
**	As of June 30, 2017.

Dated: September 11, 2017